UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

TIPPINGPOINT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15715	74-2902814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7501B North Capital of Texas Highway

Austin, Texas 78731

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (512) 681-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 18, 2004, TippingPoint Technologies, Inc. (“TippingPoint”) issued a press release announcing its financial results for the fiscal quarter ended October 31, 2004 and providing certain financial estimates for its fourth fiscal quarter. A copy of TippingPoint’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated November 18, 2004 by TippingPoint Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPINGPOINT TECHNOLOGIES, INC.

Date: November 22, 2004	By:	/s/ Adam Chibib
Adam Chibib Chief Financial Officer

TIPPINGPOINT TECHNOLOGIES, INC.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 18, 2004 by TippingPoint Technologies, Inc.